UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

MoneyGram International, Inc.
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(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood Street,	15th Floor
Dallas,	Texas	75201
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (214) 999-7552

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MGI	The NASDAQ Stock Market LLC
Preferred Stock Purchase Rights	N/A	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.
On May 4, 2021, MoneyGram International, Inc. (“MoneyGram,” or the “Company”), along with the U.S. Attorney's Office for the Middle District of Pennsylvania (the "MDPA") and the U.S. Department of Justice, Criminal Division, Money Laundering and Asset Recovery Section (the "U.S. DOJ" and together, the “Government”) filed a Joint Status Report (the “Joint Status Report”) with the United States District Court for the Middle District of Pennsylvania regarding the status of the Deferred Prosecution Agreement (as amended, the “DPA”) previously entered into among the parties.
In the Joint Status Report, the parties confirmed that MoneyGram has satisfied its financial obligations under the DPA and that, pursuant to the terms of the DPA, the independent compliance monitor has certified to MoneyGram and the Government that MoneyGram’s anti-fraud and anti-money laundering compliance program, including its policies and procedures, are reasonably designed and implemented to detect and prevent fraud and money laundering and to comply with the Bank Secrecy Act.
In addition, the Joint Status Report states that on May 10, 2021, MoneyGram, through its Chief Executive Officer and Chief Compliance Officer, intends to certify to the United States that the Company has fulfilled its obligations under the DPA, and that after the United States receives the required certifications from MoneyGram, and provided that the Company has otherwise complied with the DPA, the Government will move to dismiss the matter underlying the DPA within 45 days of May 10, 2021.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.
Date:	May 4, 2021
		By:	/s/ Robert L. Villasenor
		Name:	Robert L. Villasenor
		Title:	General Counsel, Corporate Secretary and Chief Administrative Officer